Transamerica Premier Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, Iowa 52499

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:      WRL Series Annuity Account B

            File No. 811-7754, CIK 0000906320

            Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account B, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

Janus Aspen Series (CIK: 0000906185).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Assistant Secretary
Transamerica Premier Life Insurance Company